Exhibit 10.20

GUARANTY

GUARANTY (this “Guaranty”) dated as of July 18, 2014, by Bloom Energy Corporation, a Delaware corporation (the “Guarantor”), in favor of Exelon Generation Company, LLC, a Pennsylvania limited liability company, together with each of its successors, permitted assigns or permitted transferees, the “Guaranteed Party”.

PRELIMINARY STATEMENTS

A. The Guarantor desires to have the Guaranteed Party enter into that certain Equity Capital Contribution Agreement (the “ECCA”) dated as of the date hereof between the Guaranteed Party and Clean Technologies 2014, LLC, a Delaware limited liability company (“Clean Technologies”) and that certain Amended and Restated Operating Agreement to be entered into by and between the Guaranteed Party and Clean Technologies (the “Company LLC Agreement”).

B. The Guaranteed Party is willing to enter into the ECCA and the Company LLC Agreement on the condition, among others, that certain of Clean Technologies’ payment obligations under the ECCA and the Company LLC Agreement are guaranteed by the Guarantor, on the terms set forth in this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Guaranteed Party to enter into the ECCA and the Company LLC Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

1. Definitions.

1.1. Defined Terms. As used in this Guaranty, the terms defined in the preamble, preliminary statements and other sections of this Guaranty shall have the respective meanings specified therein, capitalized terms not defined in this Guaranty shall have the corresponding meanings given to such terms in the ECCA and the following terms shall have the following meanings:

“Guaranteed Obligations” shall mean the payment obligations of Clean Technologies pursuant to (a) Section 2.2 of the ECCA and (b) Section 7.3(a)(i) of the ECCA (solely with respect to any inaccuracy or breach of any representation or warranty made by or on behalf of Clean Technologies under the ECCA and subject to the limitations of Section 7.4 of the ECCA), and (c) Section 11.1 of the Company LLC Agreement (with respect to any inaccuracy or breach of any representation, warranty, or covenant in Section 8.10(d) or Section 8.10(f) through (j), or breach of any covenant in Section 6.2(b)(vii), (ix), (x), (xvii), or (xix), Section 8.6, Section 8.7, or Section 9.1(b)(3)(C)), in each case, whether such payment obligation is direct or indirect, absolute or contingent, due or to become due (including, without limitation, interest or other charges as would have accrued on any portion of the payment obligations but for the commencement of any bankruptcy or insolvency proceedings).

1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be modified by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument of other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with the provisions hereof and thereof; (b) any reference herein to any person shall be construed to include such person’s successors and permitted assigns; (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Guaranty in its entirety and not to any particular provision of this Guaranty; and (d) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Article and section headings used herein are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty.

2. Guaranty.

2.1. Irrevocable Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to the Guaranteed Party that all Guaranteed Obligations will be promptly paid in full, in United States dollars, to the Guaranteed Party in accordance with the provisions of the ECCA or the Company LLC Agreement, as applicable, subject to the other provisions of this Guaranty.

Without limiting the foregoing:

(a) if for any reason any Guaranteed Obligation has not been paid promptly when due, then in each such instance upon written demand of payment made by the Guaranteed Party to the Guarantor, the Guarantor shall pay the same or otherwise cause the same to be paid to the Guaranteed Party in accordance with the ECCA or the Company LLC Agreement, as applicable; and

(b) whether or not legal action is instituted, the Guarantor agrees to reimburse the Guaranteed Party upon written demand for all reasonable attorneys’ fees and disbursements and all other reasonable costs and expenses incurred by the Guaranteed Party in enforcing its rights under this Guaranty. Notwithstanding the foregoing, the Guarantor shall have no obligation to pay any such costs or expenses if, in any action or proceeding brought by the Guaranteed Party giving rise to a demand for payment of such costs or expenses, it is finally adjudicated by a court of competent jurisdiction that the Guarantor is not liable to make payment of (or to cause the payment of) Guaranteed Obligations under Section 2.1 of this Guaranty.

2.2. No Subrogation. The Guarantor will not exercise any rights that it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Guaranteed Obligations shall have been indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Guaranteed Party and shall forthwith be paid to the Guaranteed Party to be credited and applied to such Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the ECCA or the Company LLC Agreement, as applicable. If (i) the Guarantor shall make payment to the Guaranteed Party of all or any part of the Guaranteed Obligations and (ii) all of the Guaranteed Obligations shall be indefeasibly paid in full, the Guaranteed Party will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

2.3. No Effect on Guaranty. The obligations of the Guarantor under this Guaranty shall not be altered, limited, impaired or otherwise affected by and Guarantor waives any and all defenses under, based upon or any in manner involving:

(a) any rescission of any demand for payment of any of the Guaranteed Obligations or any failure by the Guaranteed Party to make any such demand on Clean Technologies or to collect any payments from Clean Technologies or any release of Clean Technologies;

(b) any renewal, extension, modification, amendment, acceleration, compromise, waiver, indulgence, rescission, discharge, surrender or release, in whole or in part, of the ECCA, the Company LLC Agreement or the Guaranteed Obligations or any other instrument or agreement evidencing, relating to, securing or guaranteeing any of the Guaranteed Obligations, or the liability of any party to any of the foregoing or for any part thereof;

(c) the validity, regularity or enforceability of any of the Guaranteed Obligations or of the ECCA, the Company LLC Agreement or any other instrument or agreement evidencing, relating to, securing or guaranteeing any of the Guaranteed Obligations at any time or from time to time held by the Guaranteed Party;

(d) except as provided in Section 8, any change, whether direct or indirect, in the Guarantor’s relationship to Clean Technologies, including any such change by reason of any merger or consolidation or any sale, transfer, issuance, spin-off, distribution or other disposition of any stock or other equity interest in Clean Technologies, the Guarantor or any other entity;

(e) any act or omission of the Guaranteed Party relating in any way to the Guaranteed Obligations or to Clean Technologies, including (i) any failure to bring an action against any party liable on the Guaranteed Obligations, or any party liable on any guaranty of the Guaranteed Obligations, (ii) a waiver by the Guaranteed Party involving any such parties or (iii) the failure to apply any funds of any such parties held by the Guaranteed Party;

(f) any proceeding, voluntary or involuntary, involving bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Clean Technologies or any other guarantor or any defense which Clean Technologies or any other guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding;

(g) any other act or omission that may or might in any manner or to any extent vary the risk of the Guarantor or that may or might otherwise operate as a discharge of the Guarantor as a matter of law or equity;

(h) any default, failure, omission or delay, willful or otherwise, on the part of Clean Technologies to pay any of its Guaranteed Obligations;

(i) any action or failure to act in any manner referred to in this Guaranty which may deprive the Guarantor of its rights to subrogation against Clean Technologies to recover full indemnity for any payments made (or caused to be made) pursuant to this Guaranty or of the Guarantor’s right to contribution against any other party;

(j) any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of Clean Technologies or any other person for any reason whatsoever, including, without limitation, any suit or action in any way attaching or involving any issue, matter or thing in respect of the Guaranteed Obligations or any other agreement (other than a suit or action to which the Guaranteed Party is a party or by which the Guaranteed Party is bound concerning the scope of the Guaranteed Obligations or concerning the provisions of this Guaranty);

(k) any sale, lease or transfer of any or all of the assets of Clean Technologies or Guarantor, including, without limitation, any purported transfer from Clean Technologies to any person and any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer;

(l) the taking of any action by the Guaranteed Party to enforce any Guaranteed Obligations, the ECCA, or the Company LLC Agreement against Clean Technologies or any other person;

(m) demands, diligence, presentment, notices and any other circumstances or events which might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment to the Guaranteed Party of such Guaranteed Obligations by the Guarantor and/or the person whose payment is being guaranteed in accordance the ECCA); and

(n) any claim, set-off or counterclaim that the Guarantor may have at any time and from time to time against the Guaranteed Party or any other person whether in connection with the transactions that are the subject of the ECCA or any unrelated transaction.

2.4. Continuing Guaranty; Termination. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment when due, and not of collection only, and the obligations of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by the Guaranteed Party at any time of any right or remedy against Clean Technologies or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations. This Guaranty shall remain in full force and effect until the later to occur of (i) the termination of the ECCA and the Company LLC Agreement in accordance with their terms or (ii) the date on which all Guaranteed Obligations shall have been satisfied by indefeasible payment in full, in United States dollars.

2.5. Reinstatement of Guaranty. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is avoided, rescinded or must otherwise be restored or returned by the Guaranteed Party to Clean Technologies or its representatives, to Guarantor or to any other guarantor for any reason, including as a result of any insolvency, bankruptcy or reorganization proceeding with respect to Clean Technologies or the Guarantor, all as though such payment had not been made.

3. No Consequential Damages. In no event shall the Guarantor be subject to any special, incidental, consequential, indirect, punitive or exemplary damages (including lost profits and damages arising from lost opportunities), except to the extent such amounts are owed as part of the Guaranteed Obligations.

4. Election of Remedies. Each and every right, power and remedy herein given to the Guaranteed Party, or otherwise existing, shall be cumulative and not exclusive, and shall be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing. Each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised, from time to time and as often and in such order as may be deemed expedient by the Guaranteed Party.

5. Effect of Delay or Omission to Pursue Remedy. No single or partial waiver by the Guaranteed Party of any right, power or remedy, or delay or omission by the Guaranteed Party in the exercise of any right, power or remedy which it may have shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing. Any waiver given by the Guaranteed Party of any right, power or remedy in any one instance shall only be effective in that specific instance and only for the purpose for which given, and will not be construed as a waiver of any right, power or remedy on any future occasion.

6. Amendment. This Guaranty may not be modified, amended, terminated or revoked, in whole or in part, except by an agreement in writing signed by the Guaranteed Party and the Guarantor. No waiver of any term, covenant or provision of this Guaranty, or consent given hereunder, shall be effective unless given in writing by the Guaranteed Party.

7. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given to any party hereto if personally delivered or if sent by telecopy or email transmission, or by registered or certified mail, return receipt requested, or by recognized courier service, postage or other charges prepaid and addressed as follows:

(a)	If to the Guarantor:

Bloom Energy Corporation

1299 Orleans Drive

Sunnyvale, CA 94089-1137

Attention: Bill Brockenborough

Telephone: (408) 543-1772

Facsimile: (408) 543-1501

Email: Bill.Brockenborough@bloomenergy.com

(b)	If to the Guaranteed Party:

Exelon Generation Company, LLC

10 S. Dearborn St., 52nd Floor

Chicago, IL 60603

Attention: Kyle B. Crowley

with a copy to:

Exelon Business Services Company, LLC

10 South Dearborn St., 49th Floor

Chicago, IL 60603

Attn: Carter C. Culver

or to such other address as may be specified from time to time by the Guarantor or the Guaranteed Party in a notice to the other party given as herein provided. Such notice or communication will be deemed to have been given as of the date so personally delivered, telecopied, emailed, mailed or sent by courier.

8. Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of the Guarantor and the Guaranteed Party and their respective successors and permitted assigns. The Guaranteed Party may not assign this Guaranty without the prior written consent of the Guarantor; provided, however, that the Guaranteed Party may assign this Guaranty in connection with a permitted assignment of the ECCA or the Company LLC Agreement, without the consent of the Guarantor. The Guarantor may not assign this Guaranty without the prior written consent of the Guaranteed Party. Any assignment by the Guarantor or the Guaranteed Party in violation of this Section 8 shall be void ab initio and shall have no effect.

9. CONSENT TO JURISDICTION. ALL LEGAL ACTIONS OR PROCEEDINGS BROUGHT AGAINST THE GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY LEGAL ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL TO THE ADDRESS SET FORTH IN SECTION 7 HEREOF. NOTHING HEREIN SHALL

AFFECT THE RIGHT OF THE GUARANTEED PARTY TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

10. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY TO THIS GUARANTY).

11. Severability. If any provision hereof or of any of the ECCA or the Company LLC Agreement evidencing part or all of the Guaranteed Obligations is invalid or unenforceable in any jurisdiction, the other provisions hereof or of such instruments shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Guaranteed Party in order to carry out the provisions hereof. The invalidity or unenforceability of any provision of this Guaranty in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

12. Counterparts. This Guaranty may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Signatures of the parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

13. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR AND THE GUARANTEED PARTY, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING OUT OF THIS GUARANTY.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered on its behalf as of the date first written above.

BLOOM ENERGY CORPORATION, a
Delaware Corporation

By:	/s/ William H. Kurtz
	Name:	William H. Kurtz
	Title:	Chief Financial Officer

[Signature Page to Guaranty]

Acknowledged and Agreed:
EXELON GENERATION COMPANY, LLC,
a Pennsylvania limited liability company

By	/s/ Kyle B. Crowley
	Name:	Kyle B. Crowley
	Title:	Vice President

[Signature Page to Guaranty]